MASSMUTUAL SELECT FUNDS
MassMutual Select Diversified Value Fund
MassMutual Select Growth Opportunities Fund
MassMutual Select Small Cap Growth Equity Fund
MassMutual Select Strategic Bond Fund
MassMutual Select T. Rowe Price International Equity Fund
Supplement dated May 4, 2020 to the
Statement of Additional Information dated February 1, 2020
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements. This supplement replaces a similar supplement filed on May 1, 2020.
The following information replaces the first paragraph found on page B-3 in the section titled General Information:
MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 19 diversified series of the Trust: (1) MassMutual Select Total Return Bond Fund (“Total Return Bond Fund”), (2) MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”), (3) MassMutual Select BlackRock Global Allocation Fund (“MM Select BlackRock Global Allocation Fund”), (4) MassMutual Select Diversified Value Fund (“Diversified Value Fund”), (5) MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”), (6) MM S&P 500® Index Fund (“S&P 500 Index Fund”), (7) MassMutual Select Equity Opportunities Fund (formerly known as MassMutual Select Focused Value Fund) (“Equity Opportunities Fund”), (8) MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”), (9) MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”), (10) MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”), (11) MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), (12) MassMutual Select Small Company Value Fund (“Small Company Value Fund”), (13) MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”), (14) MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”), (15) MassMutual Select Mid Cap Growth Fund (formerly known as MassMutual Select Mid Cap Growth Equity II Fund) (“Mid Cap Growth Fund”), (16) MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), (17) MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”), (18) MassMutual Select Overseas Fund (“Overseas Fund”), (19) MassMutual Select T. Rowe Price International Equity Fund (“MM Select T. Rowe Price International Equity Fund”); and one non-diversified investment portfolio: MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 55 separate series. Additional series may be created by the Trustees from time-to-time.
The following information replaces similar information found on page B-45 under the heading Fundamental Investment Restrictions of the Funds in the section titled Investment Restrictions of the Funds:
(1)
with the exception of the Growth Opportunities Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

The following information replaces similar information found beginning on page B-88 under the heading Unaffiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements:
Brandywine Global
MML Advisers has entered into a Subadvisory Agreement with Brandywine Global pursuant to which Brandywine Global serves as a subadviser for the Diversified Value Fund. This agreement provides that Brandywine Global manage the investment and reinvestment of a portion of the assets of the Fund. Brandywine Global is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine Global is a wholly-owned, independently operated subsidiary of Legg Mason, Inc. (“Legg Mason”), and is headquartered in Philadelphia. Brandywine Global also operates two affiliated companies with offices in Singapore and London.
On February 18, 2020, Franklin Resources, Inc. (“Franklin”) and Legg Mason announced that they had entered into an agreement under which Franklin would acquire Legg Mason and its affiliates, including Brandywine Global. The transaction is expected to close in the third quarter of 2020 and is subject to customary closing conditions. Upon completion of the transaction, Brandywine Global would become a wholly owned subsidiary of Franklin.
Brandywine Global also provides subadvisory services for the MML Equity Fund, which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.

Western Asset and Western Asset Limited
MML Advisers has entered into Subadvisory Agreements with Western Asset and Western Asset Limited pursuant to which Western Asset and Western Asset Limited serve as subadvisers for the Strategic Bond Fund. These agreements provide that Western Asset and Western Asset Limited manage the investment and reinvestment of the assets of the Fund. Western Asset is located at 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset Limited is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom. Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).
On February 18, 2020, Franklin Resources, Inc. (“Franklin”) and Legg Mason announced that they had entered into an agreement under which Franklin would acquire Legg Mason and its affiliates, including Western Asset and Western Asset Limited. The transaction is expected to close in the third quarter of 2020 and is subject to customary closing conditions. Upon completion of the transaction, Western Asset and Western Asset Limited would each become a wholly owned subsidiary of Franklin.
The following information replaces similar information in the table found on pages B-95-B-96 in the section titled Investment Advisory and Other Service Agreements:
	Fiscal Year Ended September 30, 2019					Other Expenses Reimbursed
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Supplemental Shareholder Services Fees Paid
Small Cap Growth Equity Fund	4,392,896	2,885,2888	—	305,323	114,405	—
MM Select T. Rowe Price
International Equity Fund9	6,772,373	3,705,155	—	—	—	(1,198,156)

8
$381,558 paid to Invesco, $519,303 paid to OFI Global Institutional, Inc. (“OFI Global”), and $1,984,427 paid to Wellington Management. Invesco replaced OFI Global as a subadviser of the Fund at the close of business on May 24, 2019.

9
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.67% for Class I.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-20-04